UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08029
Granum Series Trust
(Exact name of registrant as specified in charter)
126 EAST 56TH STREET, NEW YORK, NY 10022
(Address of principal executive offices) (Zip code)
Jonas B. Siegel
126 EAST 56ST STREET, NEW YORK, NY 10022
(Name and address of agent for service)
1-888-547-2686
Registrant’s telephone number, including area code
Date of fiscal year end: October 31, 2006
Date of reporting period: October 31, 2006

Item 1. Report to Stockholders.

ANNUAL
REPORT
October 31, 2006

GRANUM

VALUE
FUND

Shareholder Services

1-888-5-GRANUM
(547-2686)

Granum Capital

Management, L.L.C.
Investment Adviser

GRANUM VALUE FUND

December 1, 2006

Dear Shareholders,

The Fed, interest rates and the stock market

The Fed’s tightening cycle of raising interest rates during the past twelve month period has played a significant role in slowing down stock price growth for companies in some industries, from the home building business to transportation.

We believe the tightening cycle has ended and that quality businesses whose stock prices have some interest-rate sensitivity should see improved market perceptions about their companies when the Fed lowers rates.

While some interest-rate sensitive stocks in the Fund’s portfolio have had muted returns over the past year, we continue to believe that we are holding shares of well managed, undervalued companies whose long-term earnings potential can provide opportunity for our investors.

Recognizing value

When a value-oriented investor looks to put a valuation on a stock one of the things he takes into consideration is what a private investor might pay for the company’s assets and its growth potential. This is one of the factors we consider when evaluating whether a stock warrants a position in the Granum Value Fund portfolio.

Many times it is the professional money — the institutional investor rather than the retail investor — that recognizes when quality companies become too undervalued to resist. Interestingly, over the past twelve months, five holdings in the Granum Value Fund portfolio, spanning a range of industries, were either acquired by private or publicly traded companies, or are in the midst of reviewing acquisition bids for their businesses. These include Capital Automotive REIT, Reynolds & Reynolds, North Fork Bancorp, Harrah’s Entertainment and Caremark Rx Inc.*

The characteristics shared by the companies in the Fund’s portfolio today, and our former holdings that were acquired, include quality management, barriers to entry to their business, a return on equity (ROE) and return on assets (ROA)(1) that are better than that of most of their peers and the S&P 500 Index and stock prices trading at multiples that generally are lower than that of their peers and the S&P 500 Index.

We believe that sticking to our investment process that values these characteristics is the prudent way to seek to achieve capital appreciation over the long-term.

We remain grateful for the trust you have placed in us. Thank you for investing in Granum Value Fund.

Sincerely,

Lewis M. Eisenberg	Walter F. Harrison, III
Co-Chairman	Co-Chairman

(1)	Return on Assets reveals how much profit a company generated for each dollar of its total assets. It gives an idea as to how efficient management is at using its assets to generate earnings. Return on equity reveals how much profit a company generated with the money that shareholders have invested in the company.

*	Securities discussed in this letter were held by the Fund as of October 31, 2006. They do not comprise the Fund’s entire investment portfolio. Securities held by the Fund, and the Fund’s opinions on these securities, may change at any time. On October 31, 2006, the Fund’s top ten holdings were: Pulte Homes, Inc., Forest City Enterprises, Inc. — Class A, Everest Re Group, LTD., Alliant Techsystems, Inc., Redwood Trust, Inc., Altria Group, Inc., The Bank of New York Company, Inc., The Reynolds & Reynolds Company — Class A, North Fork Bancorporation, Inc., and Radian Group, Inc. Not all investments of the Fund have been or will be profitable.

Any information relating to the performance of a company whose stock is held in the portfolio is provided for illustrative purposes and is not intended to predict the future performance of the particular security’s market price or the performance of the Fund and, moreover, should not be viewed as a recommendation concerning the attractiveness or suitability of the particular investment.

Note: Shares of the Fund are offered and sold through the currently effective prospectus, delivery of which must precede or accompany this report. The Prospectus can be obtained by calling 888-5-GRANUM or through the Fund’s website at www.granumfunds.com. Distributed by NASD members Mercer Allied Company, L.P. and Granum Securities, LLC. Investment returns will fluctuate and when redeemed, shares may be worth more or less than their cost.

GRANUM VALUE FUND

FUND PERFORMANCE

    The Standard & Poor’s 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

   This chart assumes an initial gross investment of $10,000 made on 5/01/97 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

ALLOCATION OF PORTFOLIO ASSETS TO INDUSTRIES

October 31, 2006

Banks and Savings & Loans	14.5%

Broadcasting & Cable	5.6%

Business Services	3.8%

Commercial Building	7.1%

Defense	6.4%

Electronics, Instruments & Related Products	3.4%

Entertainment & Leisure	3.3%

Financial Services	6.9%

Health Care	5.8%

Insurance	7.8%

Pharmaceuticals	4.0%

Private Placements	0.0%

REITS	7.8%

Residential Building	7.8%

Restaurants	0.6%

Software	1.6%

Telecommunications	2.0%

Tobacco Products	5.8%

Transportation Services	1.5%

Variable Rate Demand Notes	0.6%

GRANUM VALUE FUND

Expense Example (unaudited)

October 31, 2006

     As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and on reinvested dividends and other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses

     The first line of the table below provides information about actual account values and actual expenses. Although the Fund does not charge a sales load or transaction fee, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not reflect the effect of portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund or extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you have borne as a Fund investor over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses on your account during this period.

Hypothetical Example for Comparison Purposes

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

GRANUM VALUE FUND

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/06	10/31/06	5/1/06 - 10/31/06

Actual**	$1,000.00	$1,040.60	$11.57

Hypothetical (5% return before expenses)***	1,000.00	1,014.06	11.42

*	Expenses are equal to the Fund’s annualized expense ratio of 1.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

**	Excluding dividends on short positions, your actual cost of investment in the Fund would be $9.26.

***	Excluding dividends on short positions, your hypothetical cost of investment in the Fund would be $9.15.

GRANUM VALUE FUND

SCHEDULE OF INVESTMENTS
October 31, 2006

Shares		Value

	COMMON STOCKS 95.7%**

	Banks and Savings & Loans 14.5%**
118,700	The Bank of New York Company, Inc.	$4,079,719
4,900	Capital One Financial Corp.	388,717
73,200	Dime Bancorp, Inc. Warrants *(c)	8,052
134,100	North Fork Bancorporation, Inc.	3,832,578
140,585	Ocwen Financial Corporation *	2,200,155
88,560	PFF Bancorp, Inc.	2,746,246
64,750	U.S. Bancorp	2,191,140

		15,446,607

	Broadcasting & Cable 5.6%**
130,400	Liberty Global, Inc. — Series C *	3,316,072
14,569	Liberty Global, Inc. — Class A *	382,291
58,162	Liberty Media Holding Corporation — Interactive *	1,283,635
11,632	Liberty Media Holding Corporation — Capital *	1,035,946

		6,017,944

	Business Services 3.8%**
100,700	The Reynolds & Reynolds Company — Class A	4,028,000

	Commercial Building 7.1%**
138,600	Forest City Enterprises, Inc. — Class A	7,609,140

	Defense 6.4%**
88,000	Alliant Techsystems, Inc. *	6,794,480

	Electronics, Instruments & Related Products 3.4%**
53,400	Mettler-Toledo International, Inc. *	3,665,910

	Entertainment & Leisure 3.3%**
27,511	Harrah’s Entertainment, Inc.	2,044,893
198,100	Hollywood Media Corp. *	834,001
56,056	Lakes Entertainment, Inc. *	636,796

		3,515,690

	Financial Services 6.9%**
60,200	Fannie Mae	3,567,452
71,200	Radian Group, Inc.	3,794,960

		7,362,412

	Health Care 5.8%**
65,000	Caremark Rx, Inc. *	3,199,950
99,000	Cyberonics, Inc. *	1,784,970
24,000	UnitedHealth Group, Inc.	1,170,720

		6,155,640

See Notes to the Financial Statements

GRANUM VALUE FUND

SCHEDULE OF INVESTMENTS
October 31, 2006

Shares		Value

	Insurance 7.8%**
70,500	Everest Re Group, Ltd.	$6,992,190
34,500	Willis Group Holdings Limited	1,312,035

		8,304,225

	Pharmaceuticals 4.0%**
102,600	Pfizer Inc.	2,734,290
48,100	Teva Pharmaceutical Industries, Ltd. ADR	1,585,857

		4,320,147

	Private Placements 0.0%**
205,178	Intertainer, Inc. Series 1 Convertible Preferred (Acquired 2/12/99, 5/12/00, 7/15/03; Cost $7,233)(a)(b)*	7,233
215,444	Intertainer, Inc. Common Stock (Acquired 2/12/99, 5/12/00, 7/15/03; Cost $1,249,875)(a)(b)*	7,594

		14,827

	REITS 7.8%**
139,150	Anthracite Capital, Inc.	1,992,628
114,585	Redwood Trust, Inc.	6,298,737

		8,291,365

	Residential Building 7.8%**
270,000	Pulte Homes, Inc.	8,367,300

	Restaurants 0.6%**
136,600	The Smith & Wollensky Restaurant Group, Inc. *	643,386

	Software 1.6%**
61,200	Microsoft Corp.	1,757,052

	Telecommunications 2.0%**
144,800	Citizens Communications Company	2,122,768

	Tobacco Products 5.8%**
75,700	Altria Group, Inc.	6,156,681

	Transportation Services 1.5%**
41,100	YRC Worldwide, Inc. *	1,592,214

	Total Common Stocks (Cost $47,669,570)	$102,165,788

See Notes to the Financial Statements

GRANUM VALUE FUND

SCHEDULE OF INVESTMENTS
October 31, 2006

Principal
Amount		Value

	VARIABLE RATE DEMAND NOTE # 0.6%**

$594,073	U.S. Bank, N.A., 4.949%	$594,073

	Total Variable Rate Demand Note (Cost $594,073)	$594,073

	Total Investments (Cost $48,263,643) 96.3%**	$102,759,861

*	Non-income producing security.
**	Calculated as a percentage of net assets.
#	Variable rate demand note is considered a short-term obligation and is payable on demand. The interest rate changes periodically on specified dates. The rate listed is as of October 31, 2006.

(a)	Restricted Security.
(b)	Board Valued Security.
(c)	Represents one Litigation Tracking Warrant (LTW). Each LTW represents the right to purchase a specified amount of Dime Bancorp, Inc. common stock at an exercise price of $0.01 per share.
ADR — American Depository Receipt
See Notes to the Financial Statements

GRANUM VALUE FUND

SCHEDULE OF SECURITIES SOLD SHORT
October 31, 2006

Shares		Value

32,100	Ishares Russell 2000 Trust	$2,443,131
25,100	Oil Service HOLDRs Trust	3,366,161
25,000	Retail HOLDRs Trust	2,503,500
89,400	Semiconductor HOLDRs Trust	3,039,600

	Total Securities Sold Short (Proceeds $11,884,457)	$11,352,392

See Notes to the Financial Statements

GRANUM VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS:

Investments, at value (Cost $48,263,643)	$102,759,861

Dividends receivable	75,291

Interest receivable	4,398

Receivable from broker for proceeds on securities sold short	20,162,871

Receivable for investments sold	1,659,075

Prepaid expenses	30,191

Other assets	98,676

Total assets	124,790,363

LIABILITIES:

Investments sold short, at value (Proceeds $11,884,457)	11,352,392

Payable for capital shares redeemed	10,000

Payable for investments purchased	6,501,625

Dividends payable on short positions	9,301

Payable to Investment Adviser	36,600

Distribution fees payable	44,819

Shareholder service fees payable	23,170

Accrued expenses and other liabilities	135,721

Total liabilities	18,113,628

NET ASSETS	$106,676,735

NET ASSETS CONSIST OF:

Capital stock	$37,402,421

Accumulated undistributed net investment income	395,451

Accumulated net realized gain on investments	13,850,580

Net unrealized appreciation on:

Investments	54,496,218

Short positions	532,065

Total Net Assets	$106,676,735

Shares of beneficial interest outstanding (unlimited number of shares of beneficial interest authorized, $.001 par value)	2,791,100

Net Asset Value, Offering Price and Redemption Price Per Share	$38.22

See Notes to the Financial Statements

GRANUM VALUE FUND

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2006

INVESTMENT INCOME:

Dividend income (net of foreign taxes withheld of $3,927)	$2,579,869

Interest income	1,013,046

Total investment income	3,592,915

EXPENSES:

Investment advisory fee	578,487

Distribution fees	615,619

Shareholder servicing fees	307,810

Legal fees	241,796

Administration fees	99,709

Transfer agent fees and expenses	56,442

Trustees’ fees and expenses	125,496

Audit fees	34,601

Reports to shareholders	28,259

Insurance expense	55,427

Fund accounting fees	35,110

Custody fees	31,940

Federal and state registration	24,723

Other	21,808

Total operating expenses before dividend expense on short sales	2,257,227

Dividend expense on short sales	462,144

Total operating expenses	2,719,371

NET INVESTMENT INCOME	873,544

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on Investments	13,966,280

Change in unrealized appreciation/(depreciation) on investments	(7,249,524)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,716,756

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,590,300

See Notes to the Financial Statements

GRANUM VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	October 31, 2006	October 31, 2005

OPERATIONS:

Net investment income/(loss)	$873,544	$(399,599)

Net realized gain on investments	13,966,280	5,446,719

Change in unrealized appreciation/(depreciation) on investments	(7,249,524)	9,279,705

Net increase in net assets resulting from operations	7,590,300	14,326,825

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Net realized gains on security transactions	—	—

Total dividends and distributions	—	—

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	2,153,704	3,547,877

Proceeds from shares issued to holders in reinvestment of dividends	—	—

Cost of shares redeemed	(40,574,285)	(30,971,940)

Net decrease in net assets from capital share transactions	(38,420,581)	(27,424,063)

TOTAL DECREASE IN NET ASSETS	(30,830,281)	(13,097,238)

NET ASSETS:

Beginning of year	137,507,016	150,604,254

End of year*	$106,676,735	$137,507,016

* Including undistributed net investment income	$395,451	$—

See Notes to the Financial Statements

GRANUM VALUE FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,

	2006		2005		2004		2003		2002

Per share data:(1)

Net asset value, beginning of year	$35.83		$32.76		$29.92		$26.36		$28.16

Income from investment operations:

Net investment income (loss)	0.31	(2)	(0.09	) (2)	0.13	(2)	(0.22	) (2)	(0.39	) (2)

Net realized and unrealized gain (loss) on investments	2.08		3.16		2.71		3.85		(1.41)

Total from investment operations	2.39		3.07		2.84		3.63		(1.80)

Less dividends and distributions:

Dividends from net investment income	—		—		—		—		—

Distributions from net realized gains	—		—		—		(0.07)		—

Total dividends and distributions	—		—		—		(0.07)		—

Net asset value, end of year	$38.22		$35.83		$32.76		$29.92		$26.36

Total return	6.67%		9.37%		9.49%		13.80%		(6.39%)

Supplemental data and ratios:

Net assets, end of year (000’s)	$106,677		$137,507		$150,604		$147,270		$126,870

Ratio of net expenses to average net assets	2.21	% (3)	3.15	% (3)	2.04	% (3)	2.71	% (3)	3.26	% (3)

Ratio of net investment income (loss) to average net assets	0.70	% (4)	(0.26	%) (4)	0.37	% (4)	(0.83	%) (4)	(1.38	%) (4)

Portfolio turnover rate	14.24%		6.93%		3.82%		17.51%		21.68%

(1)	Information presented relates to a share of beneficial interest of the Fund outstanding for the entire year.
(2)	Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(3)	The operating ratio includes dividends on short positions. The ratios excluding dividends on short positions for the periods ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003 and October 31, 2002 were 1.83%, 2.83%, 1.87%, 2.50% and 3.11%, respectively.
(4)	The net investment income ratio includes dividends on short positions. The ratios excluding dividends on short 1.08%, 0.06%, 0.54%, (0.62%) and (1.23%), respectively.

See Notes to the Financial Statements

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2006

1. ORGANIZATION

Granum Value Fund (the “Fund”) is a diversified series of Granum Series Trust (the “Trust”), an open-end management investment company. The Trust is a Delaware statutory trust, organized pursuant to a Certificate of Trust dated December 19, 1996. The Trust has established one series of its shares, representing interests in the Fund. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on May 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation – Securities are valued as of the close of trading on each business day when the New York Stock Exchange (“NYSE”) is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options and stock index options traded on national securities exchanges or on NASDAQ are valued at the mean between the latest bid and asked prices for such options. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. As of October 31, 2006, fair valued securities represent 0.01% of the Fund’s investments, at value. Debt securities which mature in less than 60 days are valued at amortized cost, which approximates market value.

If market quotations do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. The Board of Trustees have also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Fund’s pricing service does not provide a valuation or provides a valuation that in the judgment of the investment adviser to the Fund holding such assets does not represent fair value. Factors which may cause the investment adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading.

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Fair valuations generally remain unchanged until new information becomes available. Consequently, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

b) Restricted Securities – The Fund owns investment securities which are unregistered and thus restricted as to resale, absent registration under the Securities Act of 1933 (the “1933 Act”). These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. If the issuer of the securities registers its securities under the 1933 Act, the Fund has the right to include the securities it holds in any such registration, generally without cost to the Fund. However, if there is no registration of these securities, the Fund has no right to require registration of unregistered securities. At October 31, 2006, the Fund held restricted securities with an aggregate market value of $14,827 representing 0.01% of the net assets of the Fund.

c) Written Option Accounting – The Fund writes put options on stock indices. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. Option contracts are valued at the mean between the latest bid and ask prices. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying stock index, and the liability related to such option is eliminated. The Fund does not have any open written option contracts as of October 31, 2006.

d) Purchased Option Accounting – The Fund may purchase put options on stock indices to hedge against a general decline in the stock market or in a particular market segment or industry. Premiums paid for option contracts purchased are included in the Schedule of Investments. Option contracts are valued at the mean between the latest bid and ask prices. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying stock indices. The Fund does not have any open option purchased contracts as of October 31, 2006.

e) Exchange Traded Funds and Other Similar Instruments – Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the Investment Company Act of 1940 (the “1940 Act”) that holds a portfolio of common stocks designed to track the performance of a particular index.

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

f) Short Sales – The Fund may effect short sales of shares of ETFs and other similar instruments. When the Fund effects such short sale, it will sell ETF shares (or other instruments) that it does not own in anticipation of purchasing the same shares (or instruments) in the future at a lower price. The cash proceeds of the short sale will be held by the broker effecting the short sale. The Fund may also engage in short sales of securities “against-the-box.” In these transactions, the Fund sells short securities it owns or has the right to obtain without payment of additional consideration. For financial statement purposes, when the Fund enters into a short sale the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Fund’s receivable from broker for proceeds on securities sold short is with one securities dealer. The Fund does not require the broker to maintain collateral in support of this receivable.

g) Distributions to Shareholders – Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

h) Federal Income Taxes – No provision for federal income taxes has been recorded since the Fund intends to comply with the provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders.

i) Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

j) Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available, and interest income is recognized on an accrual basis. Interest income includes $932,443 of interest earned on receivables from broker for proceeds on securities sold short.

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

k) Derivative Instruments – The Fund may utilize derivative instruments including written options, purchased options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

l) Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with the service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

3. SHARES OF BENEFICIAL INTEREST

Share transactions were as follows:

	Year Ended	Year Ended
	October 31, 2006	October 31, 2005

Shares sold	59,162	98,535
Shares issued to shareholders in reinvestment of distributions	—	—
Shares redeemed	(1,106,284)	(857,258)

Net decrease	(1,047,122)	(758,723)

Shares outstanding:
Beginning of year	3,838,222	4,596,945

End of year	2,791,100	3,838,222

4. INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investments, excluding short-term investments, options and short positions, for the year ended October 31, 2006, were as follows:

Purchases		Sales

U.S.		U.S.
Government	Other	Government	Other

—	$16,999,569	—	$56,523,842

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

As of October 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$48,606,476

Gross unrealized appreciation	$56,595,601
Gross unrealized depreciation	(2,442,216)

Net unrealized appreciation	$54,153,385

Undistributed ordinary income	$395,451
Undistributed long-term capital gain	14,716,090

Total distributable earnings	$15,111,541

Other accumulated gains/ (losses)	$(9,388)

Total accumulated earnings/ (losses)	$69,274,314

(a)	The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of distributions paid during the years ended October 31, 2006 and October 31, 2005 were as follows:

October 31, 2006		October 31, 2005

Ordinary	Long-Term	Ordinary	Long-Term
Income	Capital Gain	Income	Capital Gain
Distributions	Distributions	Distributions	Distributions

$—	$—	$—	$—

Net investment income, realized gains and losses, and capital stock for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to real estate investment trust adjustments. Net investment income and capital stock are decreased by $478,093 and $2,372, respectively, and realized gains and losses are increased by $480,465.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser – Granum Capital Management, L.L.C. (the “Adviser”) provides investment advisory services to the Fund pursuant to an investment advisory agreement. The Adviser receives a fee, accrued daily and payable monthly, at the annual rate of 1.25% of the Fund’s average daily net assets (the “Basic Fee”), which is adjusted

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

monthly (the “Monthly Performance Adjustment”) depending on the extent to which the investment performance of the Fund, after expenses, exceeds or is less than the percentage change in the investment performance of the S&P 500 Index over the past 12 months. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the “Total Advisory Fee”) by up to 0.75% per year of the value of the Fund’s average daily net assets. During the year ended October 31, 2006, the Fund’s Adviser earned investment advisory fees at an annual rate of 0.47% of average daily net assets after the Monthly Performance Adjustment. The currently effective advisory agreement was approved by the Board of Trustees on March 14, 2005 and by shareholders of the Fund on June 13, 2005, and has an initial term expiring two years from the date of its execution.

Distribution Plan – Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund has adopted a distribution plan (the “Distribution Plan”). Under the Distribution Plan, the Fund compensates its Distributors, Mercer Allied Company (“Mercer”) and Granum Securities, L.L.C. (“Granum Securities”), in consideration of the services they provide in connection with the sale of the Fund’s shares to investors (“Distribution Services”) and for the furnishing of account related services by the Distributors and other securities dealers to shareholders of the Fund (“Shareholder Services”). Shareholder Services provided by the Distributors and other securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts. Granum Securities is an affiliate of, and is under common control with, the Adviser.

As compensation for Distribution Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.50% of the Fund’s average net assets. From such compensation, the Distributors make payments to securities dealers that have sold shares of the Fund to their customers in such amounts as may be agreed to by the Distributors and dealers. As compensation for Shareholder Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.25% of the Fund’s average net assets.

The Fund incurred the following expenses for Distribution and Shareholder Services for the year ended October 31, 2006:

	Distribution	Shareholder
	Services	Services

Mercer	$559,991	$279,996
Granum Securities	55,628	27,814

Other – U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.

U.S. Bank, N.A. serves as custodian for the Fund.

GRANUM VALUE FUND

NOTES TO THE FINANCIAL STATEMENTS (continued)

6. SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to lend portfolio securities of the Fund to approved brokers against the receipt of collateral at least equal to the value of the securities loaned. Cash collateral received by the Fund is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that, after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of October 31, 2006, there were no securities on loan.

7.	NEW ACCOUNTING PRONOUNCEMENTS

     In September 2006, the Financial Accounting Standards Board the (“FASB”) released Statement of Financial Accounting Standard No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 157 and its impact in the financial statements has not yet been determined.

     On July 13, 2006, the FASB released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

GRANUM VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and

Shareholders of Granum Series Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the schedule of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Granum Series Trust (consisting of Granum Value Fund, the “Fund”) at October 31, 2006, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 with the custodian and brokers, provide a reasonable basis for our opinion.

December 1, 2006

INFORMATION ABOUT TRUSTEES AND OFFICERS (AS OF OCTOBER 31, 2006)

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Officers and Trustees of the Trust is set forth below. The SAI includes additional information about the Officers and Trustees and is available, without charge, upon request by calling 1-888-5-GRANUM (547-2686).

				# of Portfolios
		Term of Office	Principal	in Fund Complex
	Position(s) Held	and Length of	Occupation During	Overseen by Officer
Name, Address and Age	with the Fund	Time Served	Past Five Years	or Trustee

Edwin M. Cooperman 126 East 56th Street 25th Floor New York, NY 10022 Age: 63	Independent Trustee	Indefinite term, Since 1998	Chairman of Tutortime Inc., 1997 to November 2001; Chairman, Edmarc Investments, May 1996 to present; Principal, TC Solutions Inc., July 1998 to present.	1

Lewis M. Eisenberg* 126 East 56th Street 25th Floor New York, NY 10022 Age: 64	Co-Chairman of the Board and Trustee	Indefinite term, Since 1997	Co-Chairman, private investment adviser; Managing Member, Granum Capital Management, L.L.C. January 27, 1997 to present and Granum Securities, L.L.C. since March 7, 1997 to present.	1

Barry Hamerling 4830 Tallowood Lane Boca Raton, FL 33487 Age: 60	Independent Trustee	Indefinite term since 2005	Chief Executive Officer of Premium Ice Cream of America and Premium Salads of America, 1998-Present; Chairman of AYCO Charitable Foundation; Director of Ruters Foundation; Director AXA Premier Mutual Funds and Financial Expert of Audit Committee and member of Nominating Committee.	1

Walter F. Harrison, III* 126 East 56th Street 25th Floor New York, NY 10022 Age: 63	Co-Chairman of the Board and Trustee	Indefinite term, Since 1997	Co-Chairman, private investment adviser; Managing Member, Granum Capital Management, L.L.C. January 27, 1997 to present and Granum Securities, L.L.C. since March 7, 1997 to present.	1

Harry P. Kamen 126 East 56th Street 25th Floor New York, NY 10022 Age: 73	Independent Trustee	Indefinite term, Since 2003	Retired Chairman and CEO, MetLife, 1993 to 1998; Director, Banco Santander Central Hispanico, 1994 to 2002; Director, Bethlehem Steel, 1993 to 2003; Director, Pfizer, Inc., 1996 to 2003; Director, MetLife, 1992 to present; Board of Governors, National Association of Securities Dealers, 1998 to 2004.	1

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other
Directorships
Held by Director
Name, Address and Age	or Officer

Edwin M. Cooperman 126 East 56th Street 25th Floor New York, NY 10022 Age: 63	None

Lewis M. Eisenberg* 126 East 56th Street 25th Floor New York, NY 10022 Age: 64	None

Barry Hamerling 4830 Tallowood Lane Boca Raton, FL 33487 Age: 60	None

Walter F. Harrison, III* 126 East 56th Street 25th Floor New York, NY 10022 Age: 63	None

Harry P. Kamen 126 East 56th Street 25th Floor New York, NY 10022 Age: 73	None

				# of Portfolios
		Term of Office	Principal	in Fund Complex
	Position(s) Held	and Length of	Occupation During	Overseen by Officer
Name, Address and Age	with the Fund	Time Served	Past Five Years	or Trustee

Paul J. McDonald 2205 Boston Road, N-128 Wilbraham, MA 01095 Age: 63	Independent Trustee	Indefinite term, Since 2004	Retired Executive Vice President and CFO, Friendly Ice Cream Corporation, 1996 to 1999; Board Chair, Polytainers, Inc., LLC, 1999 to present; Trustee, CIGNA Mutual Funds, 1995 to 2005; Director, Peoples Bank Holding Company, 2002 to present; Special Adviser to the Board of Directors, Friendly Ice Cream Corporation, 2000 to present; Board President, Springfield Riverfront Development Corp., 2002 to present; Director, Western Mass Electric, 2000 to 2002; Director, F. Schumacher & Company, 2005 to Present.	1

Joseph J. Plumeri 126 East 56th Street New York, NY 10022 Age: 62	Independent Trustee	Indefinite term, Since 2004	Chairman and CEO, Willis Group; 2000 to present; Director, Commerce Bank Holdings, 2003 to present; Chairman and CEO, Primerica Financial Services (Citigroup Inc.), 1995 to 1999.	1

Thaddeus Seymour 1804 Summerfield Rd Winter Park, FL 32792 Age: 78	Independent Trustee	Indefinite term, Since 1998	President Emeritus, Professor of English, Rollins College, Winter Park, Florida, 1978 to present.	1

Jonas B. Siegel 126 East 56th Street 25th Floor New York, NY 10022 Age: 63	Vice President, Secretary, Treasurer, Chief Financial Officer and Chief Compliance Officer	Indefinite Term, Since 1997	Managing Director and Chief Administrative Officer, private investment adviser, January 1994 to present; Managing Director, Granum Capital Management, L.L.C. January 27, 1997 to present; President of Granum Securities, L.L.C. March 7, 1997 to present.	1

[Additional columns below]

[Continued from above table, first column(s) repeated]

Other
Directorships
Held by Director
Name, Address and Age	or Officer

Paul J. McDonald 2205 Boston Road, N-128 Wilbraham, MA 01095 Age: 63	None

Joseph J. Plumeri 126 East 56th Street New York, NY 10022 Age: 62	None

Thaddeus Seymour 1804 Summerfield Rd Winter Park, FL 32792 Age: 78	None

Jonas B. Siegel 126 East 56th Street 25th Floor New York, NY 10022 Age: 63	None

*	Denotes a trustee who is an “interested person,” as that term is defined in Section 2 (a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may view the Fund’s Form N-Q on the SEC’s website at http://www.sec.gov. The filed form may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-5-GRANUM (547-2686) or by accessing the Fund’s website at www.granumfunds.com and the SEC’s website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2006 is available after August 31, 2006 on or through the Fund’s website at www.granumfunds.com and on the SEC’s website at www.sec.gov.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Paul J. McDonald is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were accounting and disclosure matters related to advisory fees. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2006	FYE 10/31/2005

Audit Fees	$23,000	$21,050
Audit-Related Fees
Tax Fees	4,350	5,960
All Other Fees		22,250

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

1

The following table indicates the aggregate non-audit fees by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser and any entity, controlling, controlled by, or under common control with the adviser that provides on-going services to the registrant for the registrant’s last two fiscal years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2006	FYE 10/31/2005

Registrant
Registrant’s Investment Adviser

Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end investment companies.
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that

2

information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Granum Series Trust

By (Signature and Title)*	/s/ Lewis Eisenberg

Lewis Eisenberg, Co-Chairman

By (Signature and Title)*	/s/ Walter Harrison, III

Walter Harrison, III, Co-Chairman

Date 12/19/06
      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lewis Eisenberg

Lewis Eisenberg, Co-Chairman

By (Signature and Title)*	/s/ Walter Harrison, III

Walter Harrison, III, Co-Chairman

Date 12/19/06

By (Signature and Title)*	/s/ Jonas Siegel

Jonas Siegel, Treasurer

Date 12/19/06

*	Print the name and title of each signing officer under his or her signature.

4